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                                 EXHIBIT 10.24

                       SECURITY AGREEMENT BY AND BETWEEN
                   THE REGISTRANT AND CORESTATES BANK, N.A.
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                              SECURITY AGREEMENT
                      (ACCOUNTS, INVENTORY AND EQUIPMENT)

[LOGO OF CORESTATES APPEARS HERE]


THIS AGREEMENT is made this 15th day of August, 1996, between CoreStates Bank, N.A.*
                            ----        ------    --
a national banking association (the "Bank"), and Ryka Inc., a Delaware
                                             -----------------------------------
corporation
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(the "Debtor")

1. DEFINITIONS. As used herein and in any separate agreement between the Bank and the Debtor in connection with this Agreement:
     (a) "Account" means any right to payment for goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance including all rights to payment under a charter or other contract involving the use or hire of a vessel and all rights incident to such charter or contract.
     (b) "Qualified Account" means any Account meeting all the following specifications; (i) it is lawfully owned by the Debtor and subject to no lien, security interest or prior assignment, and the Debtor has the right of assignment thereof and the power to grant a security interest therein; (ii) it is a valid and enforceable Account, representing the undisputed indebtedness of an Account Debtor to the Debtor; (iii) it is not subject to any defense, set-off, counter-claim, credit, allowance or adjustment; (iv) no substantial part of any goods, the sale of which has given rise to the Account, has been returned, rejected, lost or damage (v) if it arises from the sale of goods by the Debtor, such sale was an absolute sale and not on consignment or on approval or on a sale or return basis nor subject to any other repurchase or return agreement, and such goods have been shipped to the Account Debtor; (vi) if it arises from the performance of services, such services have actually been performed; (vii) it arose in the ordinary course of the Debtor's business; (viii) no notice of the Bankruptcy, receivership, reorganization, insolvency, or financial embarrassment of the Account Debtor has been received; (ix) the Account Debtor is not a subsidiary or affiliate of the Debtor, does not control the Debtor, and is not under the control of or under common control with the Debtor; and (x) the Account meets such other specifications and requirements which may from time to time be established by the Bank.
     (c) "Account Debtor" means the Person who is obligated on an Account or General Intangible.
     (d) "Chattel Paper" means a writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods.
     (e) "Collateral" means (i) all of the Debtor's Inventory now owned or hereafter acquired; (ii) all of the Debtor's Documents of Title now owned or hereafter acquired; (iii) all of the Debtor's Accounts now existing or hereafter arising; (iv) all of the Debtor's Farm Products now existing or hereafter arising; (v) all of the Debtor's General Intangibles, Chattel Paper and Instruments now existing or hereafter acquired or arising; (vi) all guarantees of the Debtor's existing and future Accounts and General Intangibles and all other security held by the Debtor for the payment or satisfaction thereof; (vii) the goods or the services, the sale or lease or performance of which gave rise to any Account or General Intangible of the Debtor, including any returned goods; (viii) all of the Debtor's Equipment now owned or hereafter acquired; (ix) any balance or share belonging to the Debtor of any deposit, agency or other account with any bank and any other amounts which may be owing from time to time by any bank to the Debtor; (x) all property of any nature whatsoever of the Debtor now or hereafter in the possession of or assigned or hypothecated to the Bank for any purpose; and (xi) all Proceeds of all of the foregoing, including all Proceeds of other Proceeds.
     (f) "Debtor" means the Person who executes this Agreement as such. The Debtor may be either a borrower from the Bank or a guarantor of the indebtedness of another to the Bank, and in either case is the Person obligated to pay the Liabilities secured hereby.
     (g) "Document of Title" means a bill of lading, dock warrant, dock receipt, warehouse receipt or order for the delivery of goods, and also any other document which in the regular course of business or financing is treated as adequately evidencing that the Person in possession of it is entitled to receive, hold and dispose of the document and the goods it covers.
     (h) "Farm Products" means crops or livestock or supplies used or produced in farming operations or products of crops or livestock in their unmanufactured states (such as ginned cotton, woolclip, maple syrup, milk and eggs), if they are in the possession of a Debtor engaged in raising, fattening, grazing or other farming operations.
     (i) "Equipment" means tangible personal property held by the Debtor for use primarily in business and includes equipment, machinery, furniture, fixtures, dies, tools, and all accessories and parts now or hereafter affixed thereto.
     (j) "General Intangibles" means all personal property of every kind and description of Debtor other than goods, Accounts, Chattel Paper, Documents of Title, Instruments and money, and includes without limitation choses in action, books, records, customer lists, tax, insurance and other kinds of refunds, patents, trademarks, copyrights, trade names, plans, licenses and other rights in personal property.
     (k) "Instrument" means a negotiable instrument or a security or any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is, in ordinary course of business, transferred by delivery with any necessary indorsement or assignment.
     (l) "Inventory" means tangible personal property held by the Debtor for sale or lease or to be furnished under contracts of service, tangible personal property which the Debtor has so leased or furnished, and raw materials, work in process and materials used, produced or consumed in Debtor's business, and shall include personal property returned to the Debtor by the purchaser following a sale thereof by the Debtor and tangible personal property represented by Documents of Title. All equipment, accessories and parts at any time attached or added to items of Inventory or used in connection therewith shall be deemed to be part of the Inventory.
     (m) "Liabilities" means all existing and hereafter incurred or arising indebtedness, obligations and liabilities of the Debtor to the Bank, whether absolute or contingent, direct or indirect and out of whatever transactions arising, and includes without limitation, all matured and unmatured indebtedness, obligations and liabilities of the Debtor under or in connection with existing and future loans.

________________________________________________________________________________
/*/CoreStates Bank N.A. also conducts business as Philadelphia National Bank as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank
** See Attachment, which by this refeence is incorporated herein.
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          and advances evidenced by promissory notes or otherwise, letters of credit, acceptances, all other extensions of credit, repurchase agreements, security agreements, mortgages, overdrafts, foreign exchange contracts and all other contracts for payment or performance, indemnities, and all indebtedness, obligations and liabilities under any guaranty or surety agreement, or as co-maker or co-obligor with any person for any of the foregoing, including without limitation all interest, expenses, costs (including collection costs) and fees (including reasonable attorney's fees and prepayment fees) incurred, arising or accruing (whether prior or subsequent to the filing of any bankruptcy petition by or against any Debtor) under or in connection with any of the foregoing, and further including all such indebtedness, obligations and liabilities of the Debtor (i) to others which the Bank may have obtained by assignment, participation, subrogation, merger or otherwise, and (ii) to subsidiaries of the Bank.

     (n) "Person" means an individual, a corporation, a government or governmental subdivision or agency or instrumentality, a business trust, an estate, a trust, a partnership, a cooperative, an association, two or more Persons having a joint or common interest, or any other legal or commercial entity.

     (o) "Proceeds" means whatever is received when Collateral is sold, exchanged, collected or otherwise disposed of, including without limitation insurance proceeds.

2. SECURITY INTEREST IN COLLATERAL. As Security for the payment of the Liabilities the Debtor hereby assigns to the Bank and grants to the Bank a lien upon and security interest in the Collateral. Without the written consent of the Bank, the Debtor will not create, incur, assume or suffer to exist any other liens or security interests in the Collateral.

3. COLLECTION OF ACCOUNTS. Any Proceeds of Accounts collected by the Debtor shall be received and held by the Debtor in trust for the Bank. Unless otherwise agreed by the Bank, the Debtor shall deliver to the Bank within one day of the receipt thereof by the Debtor all Proceeds in the form of cash, checks, drafts, notes and other remittances received in payment of or on account of any of the Debtor's Accounts. Such Proceeds shall be deposited in a special non-interest bearing bank account (the "Cash Collateral Account") maintained with the Bank over which the Bank alone shall have power of withdrawal. All Proceeds other than cash shall be deposited in precisely the form in which received, except for the addition thereto of the endorsement of the Debtor when necessary to permit collection of the items, which endorsement the Debtor agrees to make. The Debtor will not commingle any such Proceeds with any of the Debtor's other funds or property but will hold them separate and apart from any other funds or property and upon an express trust for the Bank until deposit thereof is made in the Cash Collateral Account. Periodically, at the Bank's discretion, the Bank will apply all or any part of the collected Proceeds of Accounts on deposit in the Cash Collateral Account to the payment in full or in part of such of the Liabilities and in such order as the Bank may elect. The Bank shall have the right at any time, acting if it so chooses in the Debtor's name, to collect the Debtor's Accounts itself, to sell, assign, compromise, discharge or extend the time for payment of any Account, to institute legal action for the collection of any Account, and to do all acts and things necessary or incidental thereto. The Debtor hereby ratifies all that the Bank shall do by virtue hereof. The Bank may at any time, without notice to the Debtor, notify any Account Debtor that the Account payable by such Account Debtor has been assigned to the Bank and is to be paid directly to the Bank. At the Bank's request upon default the Debtor shall so notify Account Debtors and shall indicate on all billings to Account Debtors that payments thereon are to be made to the Bank. Without the written consent of the Bank, the Debtor shall not compromise, discharge, extend the time for payment of or otherwise grant any indulgence or allowance with respect to any Account.

4. PROCESSING AND SALES OF INVENTORY. So long as the Debtor is not in default hereunder, the Debtor shall have the right, xxxxx the regular course of its business, to process and sell its Inventory.

5.   OTHER AGREEMENTS OF DEBTOR.

     (a) The Debtor shall keep complete and accurate books and records and make all necessary entries therein to reflect the quantities costs, values and location of its Inventory and Equipment, and the transactions and facts giving rise to its Accounts and General Intangibles and all payments, credits and adjustments applicable thereto. The Debtor shall keep the Bank fully and accurately informed as to the location of all such books and records pertaining to the Collateral and shall permit the Bank's agents to have access to all such books and records and any other records pertaining to the Debtor's business which the Bank may request and, deemed necessary to the Bank, to remove them from the Debtor's place of business or any other place where the same may be found for the purpose of examining, auditing and copying the same. Any of the Debtor's books and records so removed by the Bank's agents shall be returned to the Debtor by the Bank as soon as the Bank shall have completed its inspection, audit or copying thereof. The Bank shall have the right to communicate with Account Debtors and Debtor's accountant to the extent reasonably necessary to verify account balances and any information provided by the Debtor. The Bank's right to take possession of the Debtor's books and records pertaining to the Collateral shall be enforceable at law by action of replevin or by any other appropriate remedy at law or in equity, and the Debtor consents to the entry of judicial orders or injunctions enforcing such right without any notice to the Debtor or any opportunity to be heard.

     (b) In the event that any lien, assessment or tax liability against the Debtor shall arise, whether or not entitled to priority over the security interest of the Bank created hereby, the Debtor shall give prompt notice thereof in writing to the Bank. The Bank shall have the right (but shall be under no obligation) to pay any tax or other liability of the Debtor deemed by the Bank to affect xxxxx interest. The Debtor shall repay to the Bank any sums which the Bank shall have so paid, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank,with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. In addition, the Bank shall be subrogated to the extent of the payment made by it to xxxx rights of the recipient of such payment against the assets of the Debtor. The Debtor shall furnish to the Bank at such times as the Bank may require proof satisfactory to the Bank of the making of payments or deposits required by applicable law with respect to amounts withheld by the Debtor from wages and salaries of employees and amounts contributed by the Debtor on account xxxx federal and other income or wage taxes and amounts due under the Federal Insurance Contribution Act. The Debtor represents warrants and agrees that, in respect to all employee pension or other benefit plans maintained by the Debtor or any of xxxxx subsidiaries, the Debtor is in full compliance, and will continue to comply fully, with the Employee Retirement Income Security Act of 1974, as amended and all rules and regulations adopted thereunder or pursuant thereto. The Debtor continuously represents and warrants to the Bank that all Collateral consisting of goods has been and will continue to be produced in compliance with xxxx requirements of the Fair Labor Standards Act, including Sections 206 and 207 thereof, and will immediately notify Bank if Debtor has any reason to believe otherwise.

** See Attachment





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(c)  If any of the Debtor's Accounts or General Intangibles arises out of a contract with the United States or any department, agency or instrumentality thereof, the Debtor will immediately notify the Bank thereof in writing and execute any instruments and take any steps required by the Bank in order that the security interest of the Bank hereunder in the Debtor's General Intangibles under such contract and in all Accounts arising thereunder and in the Proceeds thereof shall be perfected under the provisions of the Federal Assignment of Claims Act.

(d) If any of the Debtor's Accounts is or becomes evidenced by a promissory note, a trade acceptance or any other instrument for the payment of money, the Debtor will promptly deliver such instrument to the Bank appropriately endorsed to the Bank's order Regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest and notice of protest and all other notices with respect thereto.

(e) The Debtor will keep its Inventory** and Equipment insured against such casualties and in such amounts as the Bank shall require. All insurance policies shall be written for the benefit of the Debtor as the insured, and shall name the Bank as loss payee, and such policies shall be delivered to and held by the Bank. All such policies of insurance shall provide for at least ten days' advance notice in writing to the Bank of any cancellation thereof, and shall insure Bank notwithstanding the act or neglect to act of Debtor. If the Debtor fails to pay the premiums on any such insurance, the Bank shall have the right (but shall be under no obligation) to pay such premiums for the Debtor's account. The Debtor shall repay to the Bank any sums which the Bank shall have so paid, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. The Debtor hereby assigns to the Bank any return or unearned premium which may be due upon cancellation of any such policies for any reason whatsoever and directs the insurers to pay to the Bank any amounts so due. The Debtor's rights to receive payment of such return or unearned premiums and the proceeds of any such insurance are included in the Accounts and General Intangibles which are hereby subjected to a security interest.

(f) The Debtor will maintain the Equipment in good condition and repair, and will pay the cost of repairs to or maintenance of the same and will not permit anything to be done that may impair the value of the Equipment.

(g) The Bank shall have the right to take possession of any Inventory and the Debtor hereby assigns to the Bank its right of stoppage in transit with respect to any Inventory. All costs of transportation, packing, storage and insurance of any Inventory which the Bank may take into its possession shall be promptly repaid to the Bank by the Debtor, together with interest thereon at the rate payable by the Debtor, at the time of payment by the Bank, with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum and the Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities. If any of the Debtor's Inventory is or becomes represented by a Document of Title, the Bank may require that such Document of Title be in such form as to permit the Bank or anyone to whom the Bank may negotiate the same to obtain delivery of the Inventory represented thereby, and that it be delivered into the possession of the Bank.

(h) At such intervals as the Bank may require, the Debtor shall submit to the Bank a schedule reflecting in form and detail satisfactory to the Bank the quantities, cost and value of its Inventory** and Equipment, and the amounts of all its outstanding Accounts and the amount of the Accounts which are Qualified Accounts and the value of all of its General Intangibles. The Bank may also require the Debtor to submit to the Bank copies of the invoices pertaining to all or any of its Accounts and evidence of shipment of the Inventory the sale or leasing of which have given rise to such Accounts.

(i) The Debtor shall promptly notify the Bank of any event causing deterioration, loss or depreciation in value of any substantial portion of the Debtor's Inventory or Equipment and the amount of such loss or depreciation. The Debtor shall permit the Bank agents to have access to its Inventory and Equipment from time to time, as requested by the Bank, for purposes of examination inspection, and appraisal thereof and verification of the Debtor's records pertaining thereto. Upon default the Debtor shall assemble the Inventory and Equipment and make them available to the Bank at such place as may be designated by the Bank which is reasonably convenient to both parties. Upon default the Debtor shall lease warehousing space in the Debtor's own premises to the Bank for the purpose of taking any Inventory into the custody of the Bank without removal thereof from such premises and will erect such structures and post such signs as the Bank may require in order to place such Inventory under the exclusive control of the Bank.

(j) The Debtor will promptly notify the Bank (i) of any material adverse change in the Debtor's financial condition or in the financial condition of any Account Debtor or in the collectibility of any of its Accounts, (ii) of all claims, rejections, returns and adjustments which may result in a reduction of the liability of any Account Debtor on an Account, and (iii) of any Qualified Account which shall cease for any reason to meet the specifications fixed hereby for Qualified Accounts.

(k) The Debtor warrants that the Debtor's chief executive office and all of its offices where it keeps its records concerning XXX Collateral, all locations at which it keeps its Inventory and Equipment and all locations at which it maintains a place of business XXX listed in Section XXX hereof. Debtor further warrants that Debtor has no plans for the removal of the Collateral to any location not set forth in Section XXX. The Debtor shall promptly notify the Bank in writing of any change in the Debtor's name, chief executive office or the location of the Debtor's records, of any change in the location of the Collateral, of any change in the location of XXX place of business and of the establishment of any new place of business.** If any of the Collateral or any of the Debtor's record concerning the Collateral are at any time to be located on premises leased by the Debtor or on premises owned by the Debtor subject to a mortgage or other lien, the Debtor shall obtain and deliver to the Bank, prior to the delivery of any Collateral XXX records concerning the Collateral to said premises, an agreement in form satisfactory to the Bank, waiving the landlord's XXX mortgagee's or lienholder's rights to enforce any claim against the Debtor for moneys due under the lease, mortgage or other XXX by levy or distraint or other similar proceedings against the Collateral or the Debtor's records concerning the Collateral XXX assuring the Bank's ability to have access to the Collateral and the Debtor's records concerning the Collateral in order to exercise XXX rights hereunder to take possession thereof.

(l) The Debtor shall pay to the Bank on demand, with interest at the rate payable by the Debtor, at the time of payment by the Bank with respect to the Liabilities (or the highest such rate, if there be more than one), but in no event less than six percent (6%) per annum, any and all expenses (including reasonable attorney's fees and legal expenses, filing fees, searches, and termination costs which may have been incurred by the Bank
     (i) to enforce payment of any Account or to enforce any General Intangibles or XXX enforce any of the Liabilities, whether as against an Account Debtor, the Debtor or any guarantor or surety of any Account XXX or of the Debtor, or (ii) in the enforcement, prosecution or defense of any action growing out of or connected with the subject matter of this Agreement, the Liabilities, the Collateral or any of the Bank's rights therein or therefor, or (iii) in connection with XXX custody, preservation, use, operation, preparation for sale or sale of any Collateral; or (iv) in connection with preparation XXX

** See Attachment
          completion of this Agreement and any and all related agreements and consummation of the financing arrangments described herein and any modification or extension hereof; or (v) with respect to the enforcement, protection or preservation from time to time of the Bank's rights under this Agreement or with respect to the Collateral. The Debtor's liability to the Bank for such repayment with interest shall be included in the Liabilities and is secured by the Collateral.

     (m) The Debtor shall provide the bank with all financial statements or other financial documents as the Bank may from time to time require. The Debtor further covenants and agrees to execute from time to time any and all agreements and documents (including financing statements) which the Bank may request in order to perfect its lien on the Collateral and otherwise carry out the provisions of this Agreement. The Debtor further authorizes the Bank to file a carbon, photographic or other reproduction of this Agreement or a financing statement previously filed under this Agreement as a financing statement in any jurisdiction. If certificates of title are issued or outstanding with respect to any of the Collateral, the Debtor will cause the security interest of the Bank to be properly noted thereon and will promptly deliver such certificates to the Bank.

     (n) Without the prior written consent of the Bank, the Debtor shall not sell or otherwise dispose of its Equipment and, except in the ordinary course of business, the Debtor shall not sell or dispose of its inventory.

6.   ENVIRONMENTAL MATTERS.

     (a) As used in this Agreement the following terms shall have the following meanings: (1) "Environmental Laws" means any and all applicable federal, state and local environmental laws, rules and regulations whether now existing or hereafter enacted together with all amendments, modifications and supplements thereof: and (ii) "Hazardous Materials" means any contaminants, hazardous substances, regulated substances, or hazardous wastes which may be the subject of liability pursuant to any Environmental Law.

     (b) The Debtor represents and warrants that neither the property on which its headquarters is located nor to the best of its knowledge any other property owned or leased by the Debtor or any subsidiary of the Debtor is in violation of any Environmental Laws, no Hazardous Materials are present on said headquarters property or to the best of its knowledge said other property and neither the Debtor nor any subsidiary of the Debtor has been identified in any litigation, administrative proceedings or investigation as a responsible party for any liability under any Environmental Laws.

     (c) The Debtor shall not use, generate, treat, store, dispose of or otherwise introduce, or permit any subsidiary to use, generate, treat, store, dispose of or otherwise introduce, any Hazardous Materials into or on any property owned or leased by the Debtor, and will not, and will not permit any subsidiary to, cause, suffer, allow or permit anyone else to do so, except in an environmentally safe manner through methods which have been approved by and meet all of the standards of the federal Environmental Protection Agency and any other federal, state or local agency with authority to enforce Environmental Laws. The Debtor hereby agrees to indemnify, reimburse, defend and hold harmless the Bank and its directors, officers, agents and employees ("Indemnified Parties" for, from and against all demands, liabilities, damages, costs, claims, suits, actions, legal or administrative proceedings, interest losses, expenses and reasonable attorney's fees (including any such fees and expenses incurred in enforcing this indemnity) asserted against, imposed on or incurred by any of the Indemnified Parties, directly or indirectly pursuant to or in connection with the application of any Environmental Law, to acts or omissions occurring at any time on or in connection with any property owned or leased by the Debtor or any subsidiary of the Debtor or any business conducted thereon.

7. DEFAULT. The Debtor shall be in default hereunder upon the occurrence of any of the following events.**

     (a) The nonpayment when due of any amount payable on any of the Liabilities by the Debtor or by any other person liable, either absolutely or contingently, for payment, including endorsers, guarantors and sureties (each such person is referred to as "Obligor");

     (b) If the Debtor or any Obligor has failed to observe or perform any existing or future agreement of any nature whatsoever with the Bank (other than those described in clause (a) above);

     (c) If any representations, warranty, certificate, financial statement or other information made or given by the Debtor or any Obligor to the Bank is materially incorrect or misleading.

     (d) If the Debtor or any Obligor shall become insolvent or make an assignment for the benefit of creditors or if any petition shall be filed by or against the Debtor or any Obligor under any bankruptcy or insolvency law;

     (e) The entry of any judgement against the Debtor or any Obligor which remains unsatisfied for 15 days or the issuance of an attachment, tax lien, levy or garnishment against any property of material value in which the Debtor or any Obligor has an interest;

     (f) If any attachment, levy, garnishment or similar legal process is served upon the Bank as a result of any claim against the Debtor of any Obligor or against any property of the Debtor or any Obligor;

     (g) The dissolution, merger, consolidation or change in control (as control is defined in Rule 12b-2 under the Securities Exchange Act of
          1934) of any Debtor which is a corporation or partnership, or the sale or transfer of any substantial portion of any Debtor assets, or if any agreement for such dissolution, merger, or consolidation, change in control, sale or transfer is entered into without the written consent of Bank;

     (h)  The death of any Debtor or Obligor who is a natural person;

     (i) If the Bank determines reasonably and in good faith that an event has occurred or a condition exists which has had, or is likely to have, a material adverse effect on financial condition or creditworthiness of the Debtor or any Obligor;

     (j) If the Debtor or any Obligor shall fail to remit promptly when due to the appropriate government agency or authorized depository any amount collected or withheld from any employee of the Debtor for payroll taxes. Social Security payments or similar payroll deductions;

     (k) If any Obligor shall attempt to terminate or disclaim such Obligor's liability for the Liabilities;

     (l) If the Bank shall reasonably and in good faith determine and notify the Debtor that any collateral is insufficient as to quality or quantity;

     (m) If the Debtor shall to pay when due any material indebtedness for borrowed money other than to the Bank; or

     (n) If the Debtor shall fail be notified of the failure of the Debtor or any Obligor to provide such financial and other information promptly when reasonably requested by the Bank;


8. ACCELERATION AND ENFORCEMENT RIGHTS. Whenever the Debtor shall be in default as aforesaid, (i) the Bank may declare the entire unpaid amount of such of the Liabilities as are not then due and payable to become immediately due and payable without notice to or demand on any obligor; and
     (ii) the Bank may at its option exercise from time to time any or all rights and remedies available to it under the Uniform Commercial Code or otherwise available to it, including the right to collect, receipt for, settle, compromise, adjust, sue for, foreclose or otherwise realize upon any of the Collateral and to dispose of any of the Collateral at public or private sale(s) or other proceedings, with or without advertisement, and the Debtor agrees that the Bank or its nominee may become the purchaser at any such sale(s). Bank shall have the unconditional right to retain and obtain the full benefit of all Collateral until all Liabilities of the Debtor to the Bank are paid satisfied in full. If any notification of intended disposition of the Collateral is required by law, such notice shall be deemed reasonable if mailed at least 7 days before such disposition addressed to the Debtor at its Address shown herein. If any Note secured hereby is payable on demand. Bank's right to require payment shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if such Note is payable on demand, the Bank may require payment at any time.

9. APPLICATION OF COLLATERAL. The Proceeds of any Collateral received by the Bank at any time before or after default, whether from sale of Collateral or otherwise may be applied to the payment in full or in part of such of the Liabilities and in such order as the Bank may elect. The Debtor, to the extent that it has any right, title or interest in any of the Collateral authorized Bank to proceed against the Collateral in any order that Bank may determine and waives and releases any right to require the Bank to collect any of the Liabilities from any source other than from the Collateral under any theory of marshalling of assets, or otherwise, and specifically authorizes the Bank to proceed against any of the Collateral in which the Debtor has a right, title or interest with respect to any of the Liabilities in any manner that the Bank may determine.

10. POWER OF ATTORNEY. The Debtor does hereby appoint any officer or agent of the Bank as the Debtor's true and lawful attorney-in-fact, with power to endorse the name of the Debtor upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into possession of Bank: to sign and endorse the name of the Debtor upon any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against Account Debtors, assignments, verifications and notices in connection with Accounts, and any instruments or documents relating thereto or to the Debtor's rights therein; and to give written notice to such office and officials of the United States Postal Service to effect such change or changes of address so that all mail addressed to the Debtor may be delivered directly to Bank (Bank will return all mail not related to the Liabilities or the Collateral); granting unto Debtor's said attorney full power to do any and all things necessary to be done with respect to the above transactions as fully and effectually as Debtor might or could do, and hereby ratifying all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and all transactions hereunder.

11. TERM. The term of this Agreement shall commence with the date hereof and end on the date when, after receipt of written notice of the termination of this Agreement from either party to the other, which notice may be given by either party at any time, there shall be no Liabilities outstanding.

12. SUCCESSORS AND ASSIGNS. All provisions herein shall inure to, and become binding upon, the heirs, executors, administrators, successors, representatives, receivers, trustees and assigns of the parties, provided, however, that this Agreement shall not be assignable by the Debtor without the prior written approval of the Bank.

13. THE DEBTOR'S AUTHORITY AND CAPACITY, ETC. The Debtor represents and warrants that the Bank is obtaining and shall maintain at all times a first lien on all of the Collateral. If the Debtor is a corporation, the Debtor further represents and warrants that it is duly organized, validly in existence and in good standing in its state of incorporation and any other state where the nature or extent of its business requires qualification, that the execution and performance by the Debtor of this Agreement and any related agreements is authorized by the Debtor's Board of Directors and does not violate the Articles of Incorporation or By-Laws of the Debtor or any other Agreement or contract by which the Debtor is bound. The Debtor represents and warrants that this Agreement is the legal, valid and binding obligation of the Debtor enforceable against the Debtor in accordance with its terms.

14. CONSENT TO JURISDICTION AND VENUE, IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER, ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. EACH UNDERSIGNED PARTY HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MONTGOMERY OR PHILADELPHIA COUNTY IN THE COMMONWEALTH OF PENNSYLVANIA AND AGREES NOT TO RAISE ANY OBJECTION TO SUCH JURISDICTION OR TO THE LAYING OR MAINTAINING OF THE VENUE OF ANY SUCH PROCEEDING IN SUCH COUNTY. EACH UNDERSIGNED PARTY AGREES THAT SERVICE OF PROCESS IN ANY SUCH PROCEEDING MAY BE DULY EFFECTED UPON IT BY MAILING A COPY THEREFORE BY REGISTERED MAIL, POSTAGE PREPAID, TO EACH UNDERSIGNED PARTY.

15. WAIVER OF JURY TRIAL, EACH UNDERSIGNED PARTY HEREBY WAIVES, AND THE BANK BY ITS ACCEPTANCE HEREOF THEREBY WAIVES, TRIAL BY JURY IN ANY LEGAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK TO ENTER INTO, ACCEPT OR RELY UPON THIS AGREEMENT.

16. MISCELLANEOUS. The construction and interpretation of this Agreement and all agreements shall be governed by the laws of the Commonwealth of Pennsylvania. No modification hereof shall be binding or enforceable unless in writing and signed by the party against whom enforcement is sought. If any provision of this Agreement is determined to be unenforceable or invalid, such determination shall not affect or impair the remaining provisions of this Agreement. No rights are intended to be created hereunder for the benefit of any third party beneficiary hereof. The individual signatory(ies) on behalf of the Debtor represents that he (they) is (are) authorized to execute this Agreement on behalf of the Debtor. This Agreement supplements the Debtor's obligations under any promissory notes or separate agreements with the Bank.

17. LOCATIONS OF DEBTOR. The Debtor represents and warrants that the following addresses (together with any additional addresses which may be shown on any attached schedule) correctly set forth all of the locations where the Debtor maintains a place of business, its records or the Collateral.

     ** See Attachment

CHIEF EXECUTIVE OFFICE:  555 South Henderson Road, King of Prussia, PA 19406

                                             1221 East Dyer Road, Suite 215
                                             Santa Ana, Orange County, CA 92705

                                             Universal Warehouse Co.
JAM Industries, Inc.                         ULS Express
13605 Cimarron Ave.                          2850 East Del Amo Blvd.
Gardena, Orange County, CA 90249             Long Beach, CA 90807-0547

18. NAME OF DEBTOR. The Debtor represents and warrants that the name of the Debtor shown on this Agreement is the correct, full legal name of the Debtor and that the Debtor has not at any time changed its name, identity or corporate structure, been the surviving corporation in a merger, acquired any other business, or engaged under an assumed name or trade name except as set forth below.






IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto under seal and intending to be legally bound on the day and year first above written.

                                             CORESTATES BANK, N.A.

   RYKA INC.                                 By   /s/ Ann B. Delaura
-----------------------------------------      ---------------------------------
(Name of Corporate or Partnership Debtor)                   (Signature)


By  /s/ Steven Wolf                                   Ann B. Delaura VP
  ---------------------------------------      ---------------------------------
      (Authorized Signature)                            (Print Name and Title)


     /s/ Steven Wolf    VP CFO               Address   1345 Chestnut Street
-----------------------------------------           ----------------------------
     (Print Name and Title)                                 (Number, Street)


                                                        Philadelphia, PA 19107
                                             -----------------------------------
                                                                 (City)


___________________________________(Seal)
  (Signature of Individual Debtor)


_________________________________________
  (Print Name of Individual Debtor)


_________________________________________
(Print Trade Style or Fictious Name if any)

                                  Attachment
                                      to
            Security Agreement (Accounts, Inventory and Equipment)
                 dated August 15, 1996 ("Security Agreement")
                  between Ryka Inc. and CoreStates Bank, N.A.

     The terms of this Agreement shall modify and supplement the terms of the Security Agreement and are hereby incorporated into and made a part of the Security Agreement. To the extent that any term set forth in this Attachment is inconsistent with the terms of the Security Agreement, the terms of this Attachment shall govern.

     The terms of the Security Agreement are modified as follows to conform the terms of the Security Agreement with the terms of any credit, loan, letter of credit or other similar agreement which now or at any time hereafter may be entered into between the Debtor and the Bank relating to any Liabilities and any promissory note now or hereafter delivered by the Debtor to the Bank evidencing any Liabilities, including but not limited to the Revolving Credit Agreement and related promissory note dated the date hereof between the Debtor and the Bank, as any such agreement(s) and promissory note(s) may be amended, renewed, increased or extended from time to time, (herein referred to collectively as "Credit Agreement");

     1. The second sentence of Paragraph 2 of the Security Agreement is hereby modified to add the following to the end of that sentence, at the place marked with two asterisks (**):

          "except liens, if any, permitted by the terms of any Credit Agreement ("Permitted Liens')."

     2. Paragraph 5(b) of the Security Agreement is hereby modified as necessary to permit the Debtor to contest any lien, assessment or tax liability against the Debtor to the extent such contest permitted by the terms of any Credit Agreements.

     3. Paragraph 5(e) of the Security Agreement is hereby modified to add the following at the place marked with two asterisks (**):

          , including but not limited to Inventory in transmit,

     4. Paragraph 5(h) of the Security Agreement is hereby modified to add the following at the place marked with two asterisks (**):

          , including but not limited to reports of quantities, cost and value of Inventory in warehouses, broken down by warehouse if requested,

     5. Paragraph 5(k) of the Security Agreement is hereby modified to add the following after the third sentence, at the place marked with two asterisk (**):

          Without limiting the generality of the foregoing, the Debtor shall confine, and cause its subsidiaries to confine, all shipment of Inventory into locations and jurisdictions where the Bank has filed and maintains in force UCC-1 financing statements and will not make any change or addition to the warehouses utilized by the Debtor or its subsidiaries for delivery and storage of Collateral without prior written notice to the Bank. Such notice, if relating to a new warehouse or change in arrangements at an existing warehouse, shall include evidence satisfactory to the Bank of the rental of the warehouse space, including name, address (including county) and square footage, Section 17 sets forth complete name and address (including country) of every warehouse currently utilized by the Debtor for the delivery and storage of Collateral.

     6. Paragraphs 7(a) and (b) of the Security Agreement are hereby modified to incorporate any required or any applicable grace or cure period for which provision has been made with respect to nonpayment of any Liabilities or failure to perform any other covenants or agreements in any Credit Agreements.

     7. Paragraphs 7(d) through (n) of the Security Agreement are hereby modified to incorporate any applicable terms contained in any Credit Agreements relating to the subject matter thereof which limit, provide for any grace periods or create expectations with respect to any of the defaults listed therein.

     8. Paragraph 13 of the Security Agreement is hereby amended to insert the following at the end of the first sentence of said Paragraph, at the place marked with two asterisks(**):

          ",except for Permitted Liens, if any."

     9. Except as modified hereby, to the extent that the terms of the Security Agreement contain provisions relating specifically to the Collateral the subject matter of which is also dealt with more generally in any Credit Agreements, the more specific terms of the Security Agreement and this Attachment shall govern.

     Executed the day and year set forth above.

                                        RYKA INC.

                                        By /s/ Steven Wolf
                                          -------------------------------------
                                             STEVEN WOLF  VP CFO
                                          -------------------------------------
                                             Print Name and Title


                                        CORESTATES BANK, N.A.

                                        By /s/ Ann B. DeLaura
                                          -------------------------------------
                                             Ann B. DeLaura, Vice President

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